Manor Investment
                                           Funds, Inc.
                                3rd Quarter Report 1998



                                          Fund Office:
                                     15 Chester Commons
                                     Malvern, PA 19355
                                           610-722-0900
                              800-787-3334



                                           Managed By:
                           Morris Capital Advisors, Inc.


                Manor Investment Funds, Inc.
                   15 Chester Commons
                   Malvern, PA  19355

                               September 30,1998

Dear Fellow Shareholders:

     "Mama said there would be times like this." The events that have occurred in the financial markets since mid-summer have shaken the confidence of many investors. The sharp declines and dramatic interday price swings create an atmosphere of uncertainty that has driven many away from the markets entirely. But "Mama" understood the importance of long-term investing, because in times like this losses are incurred by those who panic, and great bargains are found by those who invest wisely.

          During the quarter we took some profits in the portfolio by selling our holdings of Chrysler, and a portion of our holdings of MBNA Corp. and Travelers, realizing gains of over $57,000. We reinvested a portion of the proceeds by purchasing Ashland Oil, Cisco Systems, and increasing our cash position. Given the economic environment we are focusing our investment on good defensive companies and companies that are leaders in their particular industries.

     Year-to-date our Fund gave up some of the advantage that we had accumulated during the first half of the year.
At the end of the quarter, the Fund was down 2.61% for the year-to-date, while the Lipper Growth & Income Mutual Fund average was down 2.30%. You can be assured that we are working diligently to improve that return during the remainder of the year.

     Going forward it is important for investors to realize that the market will improve, despite this uncertain environment. Declining interest rates will help the economy, improve the prospects for corporate earnings, and reduce the attractiveness of alternative investments. The
5.8% earnings yield of the Dow Jones Industrial Average compares favorably to the 4.3% yield on T-bills and 5 year
Treasury notes. Remember "Mama's" advice and maintain the discipline of long-term investing.
                                   Sincerely,
                                   Daniel A. Morris


               Manor Investment Funds, Inc
                Portfolio of Investments
                     September 30, 1998

Common and      90.4 %           Market
Preferred  Stock                  Value

Consumer Staples  6.2 %
     1,100  Coca Cola           $63,388
     1,870  Gillette             71,527
                                134,915
Retail 9.5 %
    1,160  Kmart Preferred Cl T  58,000
    1,740  McDonalds            103,856
    1,060  Sears, Roebuck & Co.  46,839
                                208,695
Medical    7.4 %
      430  Merck                 55,712
      990  Pfizer               104,692
                                160,404
Automobile 5.5 %
    1,190  General Motors        65,301
    1,040  Goodyear Tire         53,560
                                118,861
Basic Materials 3.7 %
    1,450  DuPont                81,563
                                 81,563
Construction          4.8%
    4,210  Masco                104,198
                                104,198
Multi-Industry 10.6 %
    2,610  Allied Signal         92,329
    1,750  General Electric     139,234
                                231,563
Computer   15.3 %
    1,335  Cisco Systems         82,520
      980  Hewlett-Packard       51,879
      830  Intel                 71,172
      990  Intl. Bus. Machines  127,215
                                 332,786
Oils  7.2 %
    1,770  Ashland Oil          81,863
      900  Chevron              75,656
                               157,519
Finance    17.4 %
    2,720  Allstate Insurance  112,880
    2,960  Conseco              90,465
    2,150  MBNA Corp.           61,544
    1,280  Mellon Bank          70,400
    1,150  Travelers, Inc.      43,125
                               378,414
Transportation   2.8 %
      630  Delta Airlines       61,268
                                61,268

Total Common and             1,970,185
Preferred Stock

Cash and Cash Equivalents  9.6 %
  FNB West Chester              15,134
            Demand Deposit
  FNB West Chester              95,046
           Investor's Choice
  US T-Bill due 12/17/98        99,050
                               209,230

Total Portfolio           $
2,179,415Top Five Holdings
Top Five Industries
September 30, 1998                      September 30, 1998

                          % of                        % of
Company     Industry       Net        Industry         Net
                        Assets                      Assets
General     Multi-        6.4 %       Finance         17.4%
Electric    Industry
Intl. Bus.  Computer      5.8 %       Computer        15.3%
Machines
Allstate    Finance       5.2 %       Multi-          10.6%
Ins.                                  Industry
Pfizer      Medical       4.8 %       Retail          9.5 %
Masco       Construction  4.8 %       Medical         7.4 %

                       Total  Year-to-     Total
                      Return      date    Return
                    3 Months      1998     Since
                                       Inception

Manor Investment      -15.50%   -2.61 %   11.05 %
Funds
Lipper Growth &       -12.47%   -2.30 %   15.36 %
Income Fund Index
S&P 500 Index         -9.95 %    6.00 %   22.60 %